                                                                    EXHIBIT 99.1

                        LASALLE BANK NATIONAL ASSOCIATION
                            135 SOUTH LASALLE STREET
                                CHICAGO, IL 60603

                                October 29, 2003



Whitehall Jewellers, Inc.
155 North Wacker Drive, Suite 500
Chicago, Illinois 60606
Attention:  John Desjardins

         Re:      Whitehall Jewellers, Inc. Credit Agreement

Dear John:

         Reference is hereby made to that certain Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of July 29, 2003 (the "Credit Agreement") by and among Whitehall Jewellers, Inc. a Delaware corporation (the "Borrower"), LaSalle Bank National Association, as administrative agent for the banks ("Banks") party thereto (in such capacity, "Administrative Agent"), the Banks, ABN AMRO Bank N.V., as syndication agent, and JP Morgan Chase Bank, as documentation agent. Terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         Reference is also hereby made to (i) that certain pending lawsuit filed August 13, 2003 in which the Borrower has been named as one of the 14 defendants in the United States District Court for the Southern District of New York, styled Capital Factors, Inc. v. Cosmopolitan Gem Corp., et. al., No. 03 Civ. 6097 (the "Capital Factors Lawsuit"), (ii) that certain inquiry initiated by the Securities and Exchange Commission into the matters involving the Company that are the subject of the Capital Factors Lawsuit (the "SEC Inquiry") and (iii) that certain criminal investigation initiated by the office of the United States Attorney for the Eastern District of New York into the matters alleged in the Capital Factors Lawsuit of which the Borrower is one of the subjects of such investigation (the "US Attorney Investigation").

         This letter serves as notice to Borrower that as of the date hereof, based on the facts and circumstances set forth in the initial complaint filed by Capital Factors, Inc. on August 13, 2003 and a discussion of the facts, circumstances and merits of the Capital Factors Lawsuit with the Borrower and its counsel, the Agent and the Banks have yet to make a determination as to whether the Capital Factors Lawsuit, if adversely determined, could reasonably be expected to materially adversely affect the properties, assets, financial condition or business of the Borrower in breach of Section 7.7 of the Credit Agreement. Further, as of the date hereof and based on a discussion of the facts and circumstances of the SEC Inquiry and the US Attorney Investigation with the Borrower and its counsel and the information received to date from the Borrower and its counsel, the Agent and the Banks have yet to make a determination whether the SEC Inquiry or the US Attorney Investigation, (i) if adversely determined, could reasonably be expected to materially adversely affect the properties, assets, financial condition or business of the Borrower in breach of
Section 7.7 of the Credit Agreement or (ii) involves the violation of any statute, rule or regulation that could reasonably be expected to result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower or any of its Subsidiaries in breach of Section 7.9 of the Credit Agreement.

         In furtherance of the foregoing, if the Required Lenders, at any time, determine in their sole discretion based in whole or in part on events occurring either before or after the date of this letter, including, but not limited to, events described above, that either the Capital Factors Lawsuit, the SEC Inquiry or the US Attorney Investigation, if adversely determined, could reasonably be expected to materially adversely affect the properties, assets, financial condition or business of the Borrower, the Agent shall have the right to, and will upon direction of the Required Lenders, (i) declare an Event of Default and cause the Lenders to cease funding of all Loans and the issuance of all Letters of Credit under the Credit Agreement and (ii) exercise all rights and remedies upon an Event of Default.

         As a condition of the agreement set forth herein, the Borrower agrees to (i) provide the Agent with periodic written and oral updates as to the status of the Capital Factors Lawsuit, the SEC Inquiry and the US Attorney Investigation as may be requested from time to time by Agent and (ii) provide the Agent with copies of all written inquires and material pleadings, rulings and determinations made in such actions involving the Borrower, including, but not limited to, requests for information, motions, complaints, responses to discovery, responses to requests, answers, orders and rulings, as promptly as practicable upon the submission, the receipt or the filing thereof, as applicable, by the Borrower or its counsel.

         The Borrower hereby acknowledges and agrees that (i) the agreement contained in this letter agreement is granted by the Agent and the Banks only for the limited purpose set forth herein and should not be deemed a waiver or limitation of any claims, demands, rights or remedies of the Agent and the Banks under the Credit Agreement and all of the Loan Documents, (ii) each term and provision of the Credit Agreement continues in full force and effect and (iii) the disclosure by the Borrower to the Agent of the existence of the Capital Factors Lawsuit, the SEC Inquiry and the US Attorney Investigation does not fulfill any of the ongoing disclosure obligations of the Borrower pursuant to this letter agreement and the Credit Agreement. This agreement is granted only for the specific instance specified herein and in no manner creates a course of dealing or otherwise impairs the future ability of the Banks or the Agent to declare an Event of Default under or otherwise enforce the terms of the Credit Agreement.

         None of the terms and conditions of this letter agreement may be changed, modified, waived, or canceled, except by writing signed by all the parties hereto, specifying such change, modification, waiver, or cancellation. Except as otherwise specifically set forth herein, the Credit Agreement and all the Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         This letter agreement shall not suspend, waive or affect any representation, warranty, covenant or condition contained in the Credit Agreement. All provisions, terms and conditions of the Credit Agreement remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

                                              Very truly yours,

Acknowledged and Agreed to as of
this 29th day of October, 2003                LASALLE BANK NATIONAL ASSOCIATION,
                                              for itself and as Agent for the
WHITEHALL JEWELLERS, INC.                     Banks


By:    /s/ John Desjardins                    By:    /s/ Bernardo Lacayo
       -------------------                           -------------------
Name:  John Desjardins                        Name:  Bernardo Lacayo
Title: Executive Vice President and           Title: First Vice President
       Chief Financial Officer
                                              JPMORGAN CHASE BANK, individually
                                              and as Documentation Agent

                                              By:    /s/ Irene B. Spector
                                                     ---------------------
                                              Name:  Irene B. Spector
                                              Title: Vice President

                                              ABN AMRO BANK N.V., individually
                                              and as Syndication Agent

                                              By:    /s/ Jeffrey Sarfaty
                                                     ---------------------
                                              Name:  Jeff Sarfaty
                                              Title: Vice President

                                              By:    /s/ Frederick Jennings
                                                     ----------------------
                                              Name:  Frederick Jennings
                                              Title: Vice President

                                              FLEET CAPITAL CORPORATION,
                                              as a Bank


                                              By:    /s/  Leon F. Melagio
                                                     ---------------------
                                              Name:  Leon F. Melagio
                                              Title: Senior Vice President

                                              SOVEREIGN BANK, as a Bank


                                              By:    /s/ Irene A. Ogarek
                                                     ---------------------
                                              Name:  Irene A. Ogarek
                                              Title: Vice President


                                        3